J.P. MORGAN EXCHANGE-TRADED FUNDS

J.P. MORGAN EXCHANGE-TRADED FUND TRUST

JPMorgan Sustainable Municipal Income ETF

(All Share Classes)

(the “Fund”)

Supplement dated August 21, 2023

to the current Summary Prospectus, Prospectus and Statement of Additional Information,

as supplemented

Portfolio Manager Retirement in October 2023. David Sivinski has announced his retirement from J.P. Morgan Investment Management Inc., to be effective October 31, 2023.

Portfolio Manager Additions. Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Kevin M. Ellis	2023	Managing Director
David Sivinski*	2023	Executive Director
Rachel Betton	2023	Managing Director

*	Mr. Sivinski will retire effective October 31, 2023.

In addition, the “The Fund’s Management and Administration — The Portfolio Managers” section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Kevin M. Ellis, CFA charterholder and Managing Director, is the lead portfolio manager responsible for the day-to-day management of the predecessor fund. An employee of JPMIM and/or its affiliates since May 2003 and portfolio manager of the predecessor fund since 2020, Mr. Ellis is a portfolio manager in the Municipal Strategies Team and is responsible for managing separate accounts in the Municipal Bond Group. David Sivinski, CFA charterholder and Executive Director, has also participated in the management of the predecessor fund since March 2006. In addition to his role as portfolio manager in the Municipal Strategies Team, Mr. Sivinski coordinates municipal management for a number of high net worth clients that focus principally on single state municipal bonds. Mr. Sivinski will retire effective October 31, 2023. Rachel Betton, Managing Director, has participated in the management of the Fund since 2023. Ms. Betton is a senior portfolio manager for the Municipal Strategies Team focusing on municipal high yield strategies. She joined JPMIM in 2023 with 17 years of experience. Prior to joining the firm, Ms. Betton was a portfolio manager at PIMCO for ten years.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

SUP-MBETF-PM-823

In addition, effective immediately, the information in the “Portfolio Managers — Portfolio Managers’ Other Accounts Managed” section of the Statement of Additional Information with respect to the Fund is deleted in its entirety and replaced with the following:

The following table shows information regarding all of the other accounts managed for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of February 28, 2023:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Sustainable Municipal Income ETF
Kevin M. Ellis	6	$6,009,454	0	$0	107	$2,757,201
David Sivinski*	4	4,461,667	0	0	7	368,453
Rachel Betton[1]	0	0	0	0	0	0

*	Mr. Sivinski will retire effective October 31, 2023
1	As of 7/31/2023.

The following table shows information regarding the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of February 28, 2023:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Sustainable Municipal Income ETF
Kevin M. Ellis	0	$0	0	$0	0	$0
David Sivinski*	0	0	0	0	0	0
Rachel Betton[1]	0	0	0	0	0	0

*	The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
*	Mr. Sivinski will retire effective October 31, 2023
1	As of 7/31/2023.

In addition, effective immediately, the information in the “Portfolio Managers — Portfolio Managers’ Ownership of Securities” section of the Statement of Additional Information with respect to the Fund is deleted in its entirety and replaced with the following:

The following table indicates for the Fund the dollar range of securities beneficially owned by each portfolio manager, as of February 28, 2023. Aggregate Dollar Range, if applicable, includes each portfolio manager’s deferred compensation balance attributable to the Fund through participation in the Adviser’s deferred compensation plan. If applicable, this reflects an obligation of the Adviser to pay deferred compensation to the portfolio manager at a future date in an amount based on the performance of that Fund and accordingly, is the economic equivalent of an investment in Fund shares.

Dollar Range of Securities in the Fund
Fund	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Sustainable Municipal Income ETF
Kevin M. Ellis	X
David Sivinski*	X
Rachel Betton[1]	X

*	Mr. Sivinski will retire effective October 31, 2023
1	As of 7/31/2023.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE